J.P. MORGAN INCOME FUNDS

JPMorgan Corporate Bond Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated November 13, 2018

to the Summary Prospectuses, Prospectuses and

Statement of Additional Information

dated July 1, 2018, as supplemented

Effective immediately, Jeremy Klein will no longer serve as a portfolio manager for the JPMorgan Corporate Bond Fund (the “Fund”). Effective immediately, the portfolio manager information in the “Risk/Return Summary — Management” section of each Summary Prospectus and Prospectus is hereby deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Lisa Coleman	2013	Managing Director
Lorenzo Napolitano	2016	Executive Director

In addition, the “The Funds’ Management and Administration — The Portfolio Managers — Corporate Bond Fund” section is hereby deleted in its entirety and replaced by the following:

Corporate Bond Fund

The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are Lisa Coleman, Managing Director and Lorenzo Napolitano, Executive Director and CFA charterholder. Ms. Coleman and Mr. Napolitano are responsible for establishing and monitoring the overall duration, yield curve, sector allocation, the overweights and underweights of the Fund’s portfolio versus the benchmark. Ms. Coleman and Mr. Napolitano are assisted by regional sector and research teams who help formulate the macro credit, sector and security strategies of the Fund. An employee of JPMIM since 2008, Ms. Coleman is the head of the Global Investment Grade Corporate Credit team in the New York/London Global Fixed Income, Currency & Commodities group (GFICC). An employee of JPMIM since 2012, Mr. Napolitano is a member of GFICC and a portfolio manager within the Investment Grade Corporate Credit Team.

Effective immediately, all references to Mr. Klein are removed from the Statement of Additional Information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY

PROSPECTUSES, PROSPECTUSES AND THE STATEMENT

OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-PMCB-1118